SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Emerging Markets Fixed Income Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2011.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2011.

Steven Zhou, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Rahmila Nadi, Associate. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

June 10, 2013
PROSTKR-268